                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: September 26, 1997
(Date of earliest event reported)


                         Morgan Stanley Capital I Inc.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                    333-26667                     13-3291626
-------------------------------------------------------------------------------
  (State or Other               (Commission                 (I.R.S. Employer
  Jurisdiction of               File Number)               Identification No.)
  Incorporation





                      1585 Broadway, New York, N.Y. 10036
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (212) 296-7000

ITEM 5.       OTHER EVENTS.

                  Attached as exhibits to this Current Report are (i) the consent of Cushman & Wakefield, Inc. ("Cushman & Wakefield") furnished to the Registrant by Cushman & Wakefield in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series
1997-XL-1 (the "Certificates"); (ii) the consent of Hospitality
Valuation Services International ("Hospitality Valuation") furnished to the Registrant by Hospitality Valuation in respect of the Registrant's proposed offering of the Certificates; (iii) the consent of O. Marshall Dodds Company, Inc. ("Marshall Dodds") furnished to the Registrant by Marshall Dodds in respect of the Registrant's proposed offering of the Certificates; (iv) the consent of Regional Appraisal Associates ("Regional") furnished to the Registrant by Regional in respect of the Registrant's proposed offering of the Certificates; (v) the consent of Landauer Associates, Inc. ("Landauer") furnished to the Registrant by Landauer in respect of the Registrant's proposed offering of the Certificates; (vi) the consent of CB Commercial Real Estate Group, Inc., ("CB") furnished to the Registrant by CB in respect of the Registrant's proposed offering of the Certificates; and (vii) certain property appraisals (the "Property Appraisals") furnished to the Registrant by Cushman & Wakefield, Hospitality Valuation, Marshall Dodds, Regional, Landauer, and CB (the "Appraisers") in respect of the Registrant's proposed offering of the Certificates.

                  The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offer and sale contemplated by the Prospectus of the Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-26667) (the "Registration Statement"). The Registrant hereby incorporates the Appraisers Consent and the Property Appraisals by reference in the Prospectus and the Registration Statement.



ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     Item 601(a) of Regulation
            S-K Exhibit No.       Description
     -------------------------    -----------
               23.1               Consent of Cushman & Wakefield, Inc. dated Sept. 17, 1997

               23.2               Consent of Hospitality Valuation Services International,
                                       dated August 26, 1997

               23.3               Consent of O. Marshall Dodds Company, Inc., dated
                                       August 27, 1997



                                       2

               23.4               Consent of Hospitality Valuation Services International,
                                       dated August 25, 1997

               23.5               Consent of Regional Appraisal Associates,
                                       dated August 25, 1997

               23.6               Consent of Landauer Associates, Inc., dated Sept. 3, 1997

               23.7               Consent of CB Commercial Real Estate Group, Inc.,
                                       dated Sept. 10, 1997

               99                 Property Appriasals

                                  Appraisal for St. Petersburg Bayfront Hilton

                                  Appraisal for Radisson Plaza, Fort Worth

                                  Appraisal for Howard Johnson, Middletown

                                  Appraisal for Howard Johnson, Westbury

                                  Market Study for Raeford - Hoke Village

                                  Market Study for Edgecombe Square

                                  Market Study for Northside Plaza - Henderson, N.C.

                                  Market Study for Raleigh Boulevard Shopping Center

                                  Market Study for Belvedere Plaza

                                  Market Study for Lakeside Square and Lakeside Plaza
                                       Shopping Center

                                  Market Study for South Square Shopping Center

                                  Market Study for Clover Plaza

                                  Market Study for Tri-County Plaza

                                  Market Study for Stephens Plaza

                                  Market Study for Northside Plaza - Clinton, N.C.

                                  Appraisal for Holiday Inn Select, Beverly Hills

                                  Appraisal for Holiday Inn Select, Clark

                                  Appraisal for Ramada Plaza, Woburn



                                       3

                                  Appraisal for Howard Johnson Plaza, Saddle Brook

                                  Appraisal for Westshore Mall

                                  Appraisal for Howard Johnson, Commack

                                  Appraisal for Howard Johnson, Woburn

                                  Appraisal for Grand Kempinski

                                  Appraisal for Ramada Plaza Pentagon

                                  Appraisal for 605 Third Avenue

                                  Market Study for Three Fountains Plaza

                                  Market Study for Barnwell Plaza

                                  Market Study for Capitol Square

                                  Market Study for Clusters of Whitehall

                                  Market Study for Cumberland Plaza

                                  Market Study for Hampton Plaza

                                  Market Study for Ravenel Towne Centre

                                  Market Study for Shoppers Port

                                  Market Study for Triangle Village

                                  Market Study for Westland Square

                                  Market Study for Widewater Square

                                  Market Study for Woodberry Plaza

                                  Market Study for Bay Village Shopping Center

                                  Market Study for Blowing Rock Square

                                  Market Study for Catawba Village

                                  Market Study for Crossroads Shopping Center

                                  Market Study for Cunningham Place



                                       4

                                  Market Study for Jackson Plaza -
                                       Goody's store

                                  Market Study for Kalmia Plaza

                                  Appraisal for Lawndale Village

                                  Market Study for Waterway Plaza

                                  Market Study for Waynesville Plaza

                                  Market Study for NBSC Building

                                  Market Study for 1634 Main Street

                                  Market Study for Bainbridge Mall

                                  Market Study for Edisto Village

                                  Market Study for Fairfield Square

                                  Market Study for Florence Mall

                                  Market Study for Friarsgate Plaza

                                  Market Study for Mauldin Square

                                  Market Study for Shotwell Square

                                  Market Study for St. George Plaza

                                  Market Study for Taco Cid

                                  Market Study for Blockbuster - Warner Robbins

                                  Market Study for Edens KW Winnsboro

                                  Market Study for Blockbuster - Broad River

                                  Market Study for Blockbuster - Decker

                                  Market Study for Dreher Plaza

                                  Market Study for Forest Drive Shopping Center

                                  Market Study for Gateway Plaza

                                  Market Study for Goldrush Shopping Center



                                       5

                                  Market Study for Lexington Village

                                  Market Study for Mitchell Plaza

                                  Market Study for Northway Plaza

                                  Market Study for Palmetto Plaza

                                  Market Study for Rosewood Extension

                                  Market Study for Saluda Town Center

                                  Market Study for Blockbuster - Irmo

                                  Market Study for Blockbuster/Taco Bell -
                                        Lexington

                                  Market Study for Trenholm Plaza

                                  Market Study for Western Square

                                  Appraisal for Keystone at the Crossing Fashion Mall

                                  Appraisal for Ramada Hotel, Omaha

                                  Appraisal for Embassy Suites Palm Beach Gardens/Admiralty Office
                                       Building

                                  Appraisal for Newark/Freemont Hilton

                                  Appraisal for Mansion Grove

                                  Appraisal for Monroe Plaza

                                  Appraisal for 25th Street Plaza

                                  Appraisal for Northside Mall

                                  Appraisal for Birney's Plaza

                                  Appraisal for Mountainville Plaza

                                  Appraisal for Martintown Plaza

                                  Appraisal for Shillington Plaza

                                  Appraisal for Cloud Spring Plaza Shopping Center

                                  Appraisal for Midway Plaza



                                       6

                                  Appraisal for Troy Plaza

                                  Appraisal for Kingston Plaza

                                  Appraisal for Plaza 15

                                  Appraisal for New Smyrna Beach

                                  Appraisal for K-Mart/ Shamokin Dam

                                  Appraisal for Dunmore Plaza

                                  Appraisal for Ames Plaza

                                  Appraisal for Kings Fairground Shopping Center

                                  Appraisal for Westgate Mall

                                  Appraisal for Yorktown

                                  Appraisal for Arrowhead Towne Center

                                  Market Study for North Shore Towers



                                        Pursuant to the requirements of the
                                        Securities Exchange Act of 1934, the
                                        Registrant has duly caused this report
                                        to be signed on behalf of the
                                        Registrant by the undersigned thereunto
                                        duly authorized.

                                        MORGAN STANLEY CAPITAL I INC.


                                        By: /s/ Russell Rahbany
                                               ------------------------------
                                          Name: Russell Rahbany
                                          Title: Vice President

Date:  September 26, 1997

                                 Exhibit Index
                                 -------------

     Item 601(a) of Regulation
            S-K Exhibit No.       Description                                                   Page
     -------------------------    -----------                                                   ----
               23.1               Consent of Cushman & Wakefield, Inc. dated Sept. 17, 1997

               23.2               Consent of Hospitality Valuation Services International,
                                       dated August 26, 1997

               23.3               Consent of O. Marshall Dodds Company, Inc., dated
                                       August 27, 1997

               23.4               Consent of Hospitality Valuation Services International,
                                       dated August 25, 1997

               23.5               Consent of Regional Appraisal Associates,
                                       dated August 25, 1997

               23.6               Consent of Landauer Associates, Inc., dated Sept. 3, 1997

               23.7               Consent of CB Commercial Real Estate Group, Inc.,
                                       dated Sept. 10, 1997

               99                 Property Appraisals

                                  Appraisal for St. Petersburg Bayfront Hilton

                                  Appraisal for Radisson Plaza, Fort Worth

                                  Appraisal for Howard Johnson, Middletown

                                  Appraisal for Howard Johnson, Westbury

                                  Market Study for Raeford - Hoke Village

                                  Market Study for Edgecombe Square

                                  Market Study for Northside Plaza - Henderson, N.C.

                                  Market Study for Raleigh Boulevard Shopping Center



                                       9


                                  Market Study for Belvedere Plaza

                                  Market Study for Lakeside Square and
                                       Lakeside Plaza Shopping Center

                                  Market Study for South Square Shopping Center

                                  Market Study for Clover Plaza

                                  Market Study for Tri-County Plaza

                                  Market Study for Stephens Plaza

                                  Market Study for Northside Plaza - Clinton, N.C.

                                  Appraisal for Holiday Inn Select, Beverly Hills

                                  Appraisal for Holiday Inn Select, Clark

                                  Appraisal for Ramada Plaza, Woburn

                                  Appraisal for Howard Johnson Plaza, Saddle Brook

                                  Appraisal for Westshore Mall

                                  Appraisal for Howard Johnson, Commack

                                  Appraisal for Howard Johnson, Woburn

                                  Appraisal for Grand Kempinski

                                  Appraisal for Ramada Plaza Pentagon

                                  Appraisal for 605 Third Avenue

                                  Market Study for Three Fountains Plaza

                                  Market Study for Barnwell Plaza

                                  Market Study for Capitol Square

                                  Market Study for Clusters of Whitehall

                                  Market Study for Cumberland Plaza

                                  Market Study for Hampton Plaza



                                       10

                                  Market Study for Ravenele Towne Centre

                                  Market Study for Shoppers Port

                                  Market Study for Triangle Village

                                  Market Study for Westland Square

                                  Market Study for Widewater Square

                                  Market Study for Woodberry Plaza

                                  Market Study for Bay Village Shopping Center

                                  Market Study for Blowing Rock Square

                                  Market Study for Catawba Village

                                  Market Study for Crossroads Shopping Center

                                  Market Study for Cunningham Place

                                  Market Study for Jackson Plaza - Goody's store

                                  Market Study for Kalmia Plaza

                                  Market Study for Lawndale Village

                                  Market Study for Waterway Plaza

                                  Market Study for Waynesville Plaza

                                  Market Study for NBSC Building

                                  Market Study for 1634 Main Street

                                  Market Study for Bainbridge Mall

                                  Market Study for Edisto Village

                                  Market Study for Fairfield Square

                                  Market Study for Florence Mall

                                  Market Study for Friarsgate Plaza

                                  Market Study for Mauldin Square



                                       11


                                  Market Study for Shotwell Square

                                  Market Study for St. George Plaza

                                  Market Study for Taco Cid

                                  Market Study for Blockbuster - Warner Robbins

                                  Market Study for Edens KW Winnsboro

                                  Market Study for Blockbuster - Broad River

                                  Market Study for Blockbuster - Decker

                                  Market Study for Dreher Plaza

                                  Market Study for Forest Drive Shopping Center

                                  Market Study for Gateway Plaza

                                  Market Study for Goldrush Shopping Center

                                  Market Study for Lexington Village

                                  Market Study for Mitchell Plaza

                                  Market Study for Northway Plaza

                                  Market Study for Palmetto Plaza

                                  Market Study for Rosewood Extension

                                  Market Study for Saluda Towne Centre

                                  Market Study for Blockbuster - Irmo

                                  Market Study for Blockbuster/Taco Bell - Lexington

                                  Market Study for Trenholm Plaza

                                  Market Study for Western Square

                                  Appraisal for Keystone at the Crossing Fashion Mall

                                  Appraisal for Ramada Hotel, Omaha



                                       12

                                  Appraisal for Embassy Suites Palm Beach Gardens/Admiralty Office
                                       Building

                                  Appraisal for Newark/Freemont Hilton

                                  Appraisal for Mansion Grove

                                  Appraisal for Monroe Plaza

                                  Appraisal for 25th Street Plaza

                                  Appraisal for Northside Mall

                                  Appraisal for Birney's Plaza

                                  Appraisal for Mountainville Plaza

                                  Appraisal for Martintown Plaza

                                  Appraisal for Shillington Plaza

                                  Appraisal for Cloud Spring Plaza Shopping Center

                                  Appraisal for Midway Plaza

                                  Appraisal for Troy Plaza

                                  Appraisal for Kingston Plaza

                                  Appraisal for Plaza 15

                                  Appraisal for New Smyrna Beach

                                  Appraisal for K-Mart/ Shamokin Dam

                                  Appraisal for Dunmore Plaza

                                  Appraisal for Ames Plaza

                                  Appraisal for Kings Fairground Shopping Center

                                  Appraisal for Westgate Mall

                                  Appraisal for Yorktown



                                       13

                                  Appraisal for Arrowhead Towne Center

                                  Market Study for North Shore Towers

                                       14